UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 ___________________

FORM 8-K
___________________
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 29, 2015
___________________

Nexstar Broadcasting Group, Inc. (Exact Name of Registrant as Specified in its Charter) ___________________
Delaware (State or Other Jurisdiction of Incorporation)	000-50478 (Commission File Number)	23-3083125 (I.R.S. Employer Identification No.)
545 E. John Carpenter Freeway, Suite 700
Irving, Texas 75062
 (Address of Principal Executive Offices, including Zip Code)

(972) 373-8800
(Registrant's Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 29, 2015, pursuant to authorization from the Compensation Committee, Nexstar Broadcasting, Inc. (the "Company"), a wholly-owned, indirect subsidiary of Nexstar Broadcasting Group, Inc., entered into an amendment to the Executive Employment Agreement with Perry A. Sook, the Company's President and Chief Executive Officer, dated as of January 5, 1998, and as amended on May 10, 2001, September 26, 2002, August 23, 2003, January 1, 2007, July 2, 2007, November 13, 2008, May 27, 2009 and September 11, 2012 (as amended, the "Employment Agreement").  The amendment extends the term of Mr. Sook's employment with the Company until January 15, 2019, with automatic renewal provided for successive one-year periods, subject to earlier termination under specified circumstances.

Pursuant to the Employment Agreement, Mr. Sook shall be entitled to receive the following base salary:

Period	Base Salary
From January 1, 2015 through December 31, 2015	$1,400,000
From January 1, 2016 and thereafter	$1,500,000

In addition, Mr. Sook will be eligible to receive an annual bonus in the amounts and on the dates set forth below based on, among other things, whether the Company achieved the economic targets established by the Compensation Committee for such fiscal year and any other goals established for him by the Compensation Committee.

Period	Bonus
From January 1, 2015 through December 31, 2015	$1,400,000
From January 1, 2016 and thereafter	$1,500,000

The foregoing description of the Employment Agreement is qualified in its entirety by reference to the complete copy of that agreement that is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 9.01.  Financial Statements and Exhibits.
Exhibit No.	Description
10.1	Amendment to Executive Employment Agreement, dated as of January 29, 2015 between Perry A. Sook and Nexstar Broadcasting, Inc.
99.1	Press Release of Nexstar Broadcasting Group, Inc. dated January 29, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
NEXSTAR BROADCASTING GROUP, INC.

	By:	/s/ Thomas E. Carter
Dated: February 5, 2015	Name:	Thomas E. Carter
	Title:	Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment to Executive Employment Agreement, dated as of January 29, 2015 between Perry A. Sook and Nexstar Broadcasting, Inc.
99.1	Press Release of Nexstar Broadcasting Group, Inc. dated January 29, 2015.